AMENDMENT TO AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT



         AMENDMENT, dated as of April ___, 2002 (the "Amendment"), among (i) Volume Services America Holdings, Inc. (formerly VSI Acquisition II Corporation), a Delaware corporation (the "Corporation"), (ii) BCP Volume L.P., a Delaware limited partnership ("BCP Volume"), and BCP Offshore Volume L.P., a Cayman Islands exempted limited partnership ("BOCP Volume," and together with BCP Volume, "Blackstone"), (iii) VSI Management Direct L.P., a Delaware limited partnership ("Management Direct"), and (iv) Recreational Services L.L.C., a Delaware limited liability company ("GE LLC").

         WHEREAS, the Corporation, Blackstone, Management Direct and GE LLC are all parties to that certain AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, dated as of August 24, 1998 (the "Stockholders' Agreement"); and

         WHEREAS, pursuant to Section 8.2 of the Stockholders' Agreement, the Stockholders' Agreement may be amended by the affirmative vote of a majority in interest of the Stockholders and the prior written consent of any Stockholder who owns, on a fully-diluted basis, an aggregate number of shares of Common Stock which constitute at least ten percent (10%) of the outstanding shares of Common Stock; and

         WHEREAS, Blackstone, Management Direct and GE LLC, together, constitute all of the Stockholders in the Corporation; and WHEREAS, the Corporation, Blackstone, Management Direct and GE LLC desire to amend Section 2.1 of the Stockholders' Agreement to provide that the Chief Executive Officer of the Corporation shall be elected to serve on the Board of Directors of the Corporation in place of the designee of Management Direct;


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         NOW,  THEREFORE,  in  consideration  of the foregoing  recitals and the
mutual   agreements   contained   herein  and  for  other   good  and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Sections 2.1(a), (b) and (c) of the Stockholders' Agreement are hereby amended to delete the requirement that a designee of Management Direct be voted to serve on the Board and to require that the Chief Executive Officer of the Corporation be voted to serve on the Board. Such sections, as amended, shall read in their entirety as follows:

         2.1. Board of Directors. So long as this Agreement shall remain in effect:

         (a) Each Stockholder agrees that it shall vote all of its Voting Stock at any regular or special meeting of stockholders or in any written consent executed in lieu of such meeting of stockholders so as to elect and, during such period, to continue in office the Board of Directors of the Corporation that consists of: (A) the Chairman of the
         Corporation, (B) the Chief Executive Officer of the Corporation, (C) three designees (unless Blackstone is no longer the sole Controlling Stockholder, in which case two designees) of Blackstone and (D) if Blackstone is no longer the sole Controlling Stockholder, two designees of GE LLC. Each Stockholder shall take all action necessary to insure that the Corporation's Certificate of Incorporation and By-Laws do not, at any time, conflict with the provisions of this Agreement.

         (b) If GE LLC or Blackstone shall notify the other Stockholders of its desire to remove, with or without cause, any director of the Corporation previously designated by it, each Stockholder shall vote all of the Voting Stock owned or held of record by it so as to remove such director.

         (c) If any director previously designated by Blackstone or GE LLC ceases to serve on the Board of Directors of the Corporation (whether by reason of death, resignation, removal or otherwise), the Stockholders who designated such director shall be entitled to designate a successor director to fill the vacancy created thereby.

         2. Capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Stockholders' Agreement.

         3. The Stockholders' Agreement, as amended herein, shall remain in full force and effect in accordance with its terms.


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        4. This Amendment may be executed in  counterparts,  each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above-written.

                                      VOLUME SERVICES AMERICA
                                      HOLDINGS, INC.


                                      By: ____________________________
                                      Name:
                                      Title:

                                      VSI MANAGEMENT DIRECT L.P.

                                      By:  VSI Management I L.L.C.
                                           As General Partner


                                      By: _________________________
                                          Kenneth R. Frick
                                          As Managing Member

                                      By:  Blackstone Management Associates II
                                           L.L.C., as General Partner


                                      By: _________________________
                                          Howard A. Lipson

                                      RECREATIONAL SERVICES L.L.C.

                                      By:  General Electric Capital Corporation,
                                           as Managing Member


                                      By:  _______________________________
                                      Name:
                                      Title:

                                      BCP VOLUME L.P.

                                      By:  Blackstone Capital Partners II
                                           Merchant Banking Fund L.P.

                                      By:  Blackstone Management Associates
                                           II L.L.C., as General Partner


                                      By: ______________________________
                                          Howard A. Lipson


                                      BCP OFFSHORE VOLUME L.P.

                                      By:  Blackstone Offshore Capital Partners
                                           II L.P.

                                      By:  Blackstone Management Associates
                                           II L.L.C., as General Partner


                                      By: ______________________________
                                          Howard A. Lipson